SUPPLEMENT DATED FEBRUARY 27, 2014

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

AMERICAN FUNDS® ASSET ALLOCATION PORTFOLIO

CLASS I SHARES DATED MAY 1, 2013

This supplement revises the American Funds® Asset Allocation Portfolio Class I Shares summary prospectus dated May 1, 2013 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

The second footnote in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund subsection is replaced with the following:

[2]	PLFA has contractually agreed to waive a portion of its management fee to the Fund so that its management fee does not exceed an annual rate of 0.30%, through April 30, 2015. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon ninety days’ prior written notice by the Fund, or (iii) if the Fund no longer invests substantially all of its assets in the Master Asset Allocation Fund.